SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

As of March 6, 2012 the Company had received a total of $1.3 million, from the exercise of outstanding warrants to purchase an aggregate of 1.8 million shares of its common stock.

On February 23, 2012, the Company publicly issued a press release announcing that it has successfully completed an annual surveillance of its quality system necessary to maintain ISO 13485 certification, a requirement to secure the CE Mark for sale of the LuViva® Advanced Cervical Scan in the European Union.

On January 31, 2012 the Company announced that it has signed a definitive agreement granting CAN-med Healthcare exclusive distribution rights for its LuViva non-invasive cervical cancer detection device in Canada. The agreement is for three years and initial shipments are currently anticipated in the second quarter of 2012, with a formal launch expected to begin shortly thereafter. LuViva received Health Canada marketing approval in December 2011 under its former name, LightTouch.

On January 20, 2012 the Company announced that it plans to seek an independent panel review of its PMA application for its LuViva device from the FDA after receiving a not-approvable letter from the agency. Meanwhile, the company plans to work with FDA to address the outstanding issues so that they can be successfully resolved. The Company also announced that it plans to move forward with international sales of LuViva and imminently file for CE mark approval.